                                                               EXHIBIT 10(i)A(2)

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is dated as of the 14th day of July, 2000 among NATIONAL SERVICE INDUSTRIES, INC., the other Borrowers parties hereto (collectively, the "Borrower"), the Banks parties hereto (collectively, the "Banks"), BANK ONE, NA (formerly The First National Bank Of Chicago), as Syndication Agent (the "Syndication Agent"), WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"; the Syndication Agent and the Administrative Agent are collectively referred to as the "Agents");

                                  WITNESSETH:

         WHEREAS, the Borrower, the Agents and the Banks executed and delivered that certain Credit Agreement dated as of July 15, 1999 (the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Agents and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agents and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by deleting the definition of "Termination Date" and adding the following new definitions in the appropriate alphabetical sequence:

                  "Termination Date" means the earlier of (i) July 13, 2001, or such later date to which it is extended by the Banks pursuant to Section 2.05(b), in their sole and absolute discretion, (ii) the date the Commitments are terminated pursuant to Section 6.01 following the occurrence of an Event of Default, or (iii) the date the Borrower terminates the Commitments entirely pursuant to Section 2.08.

                  "Term Out Election" has the meaning set forth in Section

                  "Term Out Maturity Date" has the meaning set forth in Section

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

         3. Amendment to Section 2.05(b). Section 2.05(b) of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  (b) Notwithstanding the foregoing, the outstanding principal amount of the Loans, if any, together with all accrued but unpaid interest thereon, if any, shall be due and payable on the Termination Date unless the Termination Date is otherwise extended by the Banks, in their sole and absolute discretion, provided, that in the event the Term Out Election is made pursuant and subject to the last (unlettered) paragraph of this Section 2.05(b), the outstanding principal amount of the Loans, together with all accrued but unpaid interest thereon, shall be due and payable on the Term Out Maturity Date. Upon the written request of the Borrower, which request shall be delivered to the Administrative Agent no more than 60 days, and not less than 30 days, prior to the then existing Termination Date, the Banks shall have the option (without any obligation whatsoever so to do) of extending the Termination Date for additional 364-day periods on each then existing Termination Date. Each Bank shall notify the Borrower and the Administrative Agent no more than 30 days, and not less than 20 days, prior to the then existing Termination Date whether or not it chooses to extend the Termination Date for such an additional 364-day period (but any Bank which fails to give such notice within such period shall be deemed not to have extended); provided, that the Termination Date shall not be extended with respect to any of the Banks unless, on or before the then existing Termination Date, as to the Commitment of any Bank which gave notice that it chooses not to extend, or which is deemed pursuant to the foregoing not to have extended (any such Bank being a "Terminating Bank"), one of the following shall occur:

                           (i) the remaining Banks shall purchase ratable assignments (without any obligation so to do) from such Terminating Bank (in the form of an Assignment and Acceptance) in accordance with their respective percentage of the remaining Aggregate Commitments; provided, that, such Banks shall be provided such opportunity (which opportunity shall allow such Banks at least 5 Domestic Business Days in which to make a decision) prior to the Borrower finding another bank pursuant to the immediately succeeding clause (ii); and, provided, further, that, should any of the remaining Banks elect not to purchase such an assignment, then, such other remaining Banks shall be entitled to purchase an assignment from any Terminating Bank which includes the ratable interest that was otherwise available to such non-purchasing remaining Bank or Banks, as the case may be, or

                           (ii) the Borrower shall find another bank, acceptable to the Administrative Agent, willing to accept an assignment from such Terminating Bank (in the form of an Assignment and Acceptance) on or before the then existing Termination Date, or

                           (iii) on the then existing Termination Date, the Borrower shall reduce the aggregate Commitments in an amount equal to the Commitment of any such Terminating Bank and pay all amounts due to such Terminating Bank at that time.

                  The Borrower shall have the right, at any time not more than 60 days and not less than (x) 30 days before the then current Termination Date, if an extension of the Termination Date has not been requested by the Borrower pursuant to the foregoing provisions, or (y) 15 days before the then current Termination Date if an extension of the Termination Date has been requested by the Borrower but not extended by the Required Banks pursuant to the foregoing provisions, to notify the Administrative Agent and the Banks that it has elected

         (the "Term Out Election") to have the outstanding principal amount of the Loans, together with all accrued but unpaid interest thereon, become due and payable on the date (the "Term Out Maturity Date") which is 364 days after the Termination Date in effect on the date the Term Out Election is made. If the Term Out Election has been timely made:
         (1) the Commitments shall terminate on the Termination Date in effect on the date the Term Out Election was made, and no new Borrowings may be made thereafter, other than, during the period from the Termination Date until the Term Out Maturity Date, Borrowings made solely as Refunding Loans, with no new actual advances of money by the Banks (and such Refunding Loans during such period may be Euro-Dollar Borrowings or Base Rate Borrowings (but not Money Market Borrowings), subject to the terms and conditions pertaining to Borrowings of such types, provided, that no Interest Period may be selected which would extend beyond the Term Out Maturity Date); and (2) the Loans, together with all accrued but unpaid interest thereon, shall become due and payable on the Term Out Maturity Date.

         4. Amendment to Section 5.01. Section 5.01 of the Credit Agreement hereby is amended by deleting subsections (h), (i) and (j) thereof (and all references to any such subsection and related definitions in other portions of the Credit Agreement shall be ignored and no further force or effect).

         5. Amendment to Section 5.05. In order to amend clause (e)(ii) thereof, Section 5.05 of the Credit Agreement hereby is deleted and the following is substituted therefor:

                           SECTION 5.05. Consolidations and Mergers. Each Borrower agrees that it will not, nor will the Parent permit any Subsidiary to, consolidate or merge with or into any other Person, provided that if, after giving effect to any of the following, no Default will be in existence, (a) any Subsidiary may merge or consolidate with the Parent, if the Parent is the corporation surviving such merger, (b) any Borrower may merge or consolidate with any other Borrower, (c) any Subsidiary which is a Guarantor may merge or consolidate with any other Subsidiary which is a Guarantor, (d) any Subsidiary which is not a Borrower or Guarantor may merge or consolidate with any other Subsidiary which is not a Borrower or Guarantor, or with any other Subsidiary which is a Borrower or Guarantor, if the Borrower or Guarantor, as the case may be, is the corporation surviving such merger, and (e) any Borrower or Subsidiary may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the corporation surviving such merger is a Borrower or a Subsidiary and
         (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing.

         6. Replacement of Schedule 4.08. Schedule 4.08 to the Credit Agreement hereby is deleted and the Schedule 4.08 attached hereto is substituted therefor.

         7. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this First Amendment and all other loan documents executed and/or delivered in connection herewith.

         8. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         9. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         10. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         11. Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         12. No Default. To induce the Agent and the Banks to enter into this First Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

         13. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

         14. Governing Law. This First Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         15. Conditions Precedent. This First Amendment shall become effective only upon execution and delivery (i) of this First Amendment by each of the parties hereto, and (ii) of the Consent and Reaffirmation of Guarantor at the end hereof by the Guarantor.


                       [SIGNATURES COMMENCE ON NEXT PAGE]

         IN WITNESS WHEREOF, the Borrower, the Agents and each of the Banks has caused this First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                 NATIONAL SERVICE INDUSTRIES, INC.
                                 as Borrower                         (SEAL)



                                 By:
                                    --------------------------------
                                      Title:


                                 NSI LEASING, INC.
                                 as Borrower                          (SEAL)



                                 By:
                                    --------------------------------
                                      Title:


                                 NSI ENTERPRISES, INC.
                                 as Borrower                          (SEAL)


                                 By:
                                    --------------------------------
                                      Title:

                                 BANK ONE, NA (formerly The First National
                                 Bank Of Chicago), as Syndication Agent
                                 and as a Bank                        (SEAL)



                                 By:
                                    --------------------------------
                                      Title:

                                 WACHOVIA BANK, N.A.
                                 as Administrative Agent and
                                 as a Bank                            (SEAL)



                                 By:
                                    --------------------------------
                                      Title:

                                 ABN AMRO, N.V.
                                 as a Bank                           (SEAL)



                                 By:
                                    --------------------------------
                                      Title:

                                 COMMERZBANK AKTIENGESELLSCHAFT,
                                 NEW YORK BRANCH, as Co-Agent.
                                 and as a Bank                       (SEAL)



                                 By:
                                    --------------------------------
                                      Title:

                                 THE BANK OF NEW YORK
                                 as a Bank                             (SEAL)



                                 By:
                                    --------------------------------
                                      Title:

                                 BANK OF AMERICA, N.A.
                                 as a Bank                          (SEAL)



                                 By:
                                    --------------------------------
                                      Title:

                                 MELLON BANK, N.A.
                                 as a Bank                          (SEAL)



                                 By:
                                    --------------------------------
                                      Title:

                                 MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK, as a Bank              (SEAL)



                                 By:
                                    --------------------------------
                                      Title:

                                 SUNTRUST BANK (formerly SunTrust
                                 Bank, Atlanta), as a Bank          (SEAL)



                                 By:
                                    --------------------------------
                                      Title:

                     CONSENT AND REAFFIRMATION OF GUARANTOR

         The undersigned, in its capacity as a Guarantor (i) acknowledges receipt of the foregoing First Amendment to Credit Agreement (the "First Amendment"), (ii) consents to the execution and delivery of the First Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of July 15, 1999 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the First Amendment.


                                 NATIONAL SERVICES INDUSTRIES, INC.
                                 as Guarantor                         (SEAL)



                                 By:
                                    --------------------------------
                                      Title:

                                  Schedule 4.08

                            NSI LIST OF SUBSIDIARIES

                                                                                                 State or Other
                                                                                                 Jurisdiction
                                                                                                 of Incorporation
Subsidiary or Affiliate                              Principal Location                          or Organization
----------------------------------------------------------------------------------------------------------------
C&G Carandini SA                                     Barcelona, Spain                            Spain
Castlight de Mexico, S.A. de C.V.                    Matamoros, Tamaulipas                       Mexico
Graham International B.V.                            Bergen op Zoom, Holland                     Netherlands
HSA Acquisition Corporation                          Columbus, Ohio                              Ohio
HSA Financing Corporation                            Tultitlan, Mexico City                      Mexico
Holophane S.A. de C.V.                               Tultitlan, Mexico City                      Mexico
Holophane Alumbrado Iberica S.r.l.                   Barcelona, Spain                            Spain
Holophane Australia Corporation Pty Ltd.             New South Wales, Australia                  Australia
Holophane Canada, Inc.                               Brampton, Ontario                           Canada
Holophane Europe Ltd.                                Milton Keynes, England                      United Kingdom
Holophane Foundation, Inc.                                                                       New York
Holophane Holding Company                            Columbus, Ohio                              Ohio
Holophane International, Inc.                        Bridgetown, Barbados                        Barbados
Holophane Lichttechnik GmbH                          Dusseldorf, Germany                         Germany
Holophane Lighting Ltd.                              Milton Keynes, England                      United Kingdom
Holophane Market Development Corp.                   Grand Cayman, Cayman Islands                British West Indies
Indies
ID Limited                                           Douglas, Isle of Man                        Isle of Man
Kem Europa B.V.                                      Bergen op Zoom, Holland                     Netherlands
Keplime B.V.                                         Bergen op Zoom, Holland                     Netherlands
Keplime Ltd.                                         London, England                             United Kingdom
Lithonia Lighting do Brasil Ltda.                    Sao Paulo, Brazil                           Brazil
Lithonia Lighting Mexico S.A. de C.V.                Monterrey, Nuevo Leon                       Mexico
Lithonia Lighting Servicios S.A. de C.V.             Monterrey, Nuevo Leon                       Mexico
Luxfab Ltd.                                          Milton Keynes, England                      United Kingdom
National Airline Laundry Services, LLC               Atlanta, Georgia                            Delaware
National Empire Manufacturing Co., Inc.              Atlanta, Georgia                            Georgia
National Service Industries, Inc.                    Atlanta, Georgia                            Georgia
         Unincorporated Operating Divisions:
                  Allen Envelope
                  Antique Street Lamps
                  Atenco Filing Systems
                  Atlantic Envelope Company
                  Austin Lighting Products
                  Enforcer Products
                  Gilmore Envelope
                  Holophane
                  Lithonia Lighting
                  Lyon Folder Company
                  MetalOptics
                  National Chemical
                  National Direct Source
                  National Dust Control Service
                  National Healthcare Linen Service
                  National Linen Service
                  National Uniform Service
                  Seaboard Printing Services

                  Selig Chemical Industries
                  Zep Manufacturing Company
National Service Industries Canada
               Limited Partnership                   Calgary, Alberta                            Canada
NSI Canadian Ventures, Inc.                          Calgary, Alberta                            Canada
NSI Enterprises, Inc.                                Atlanta, Georgia                            California
         Unincorporated Operating Divisions:
                  Lithonia Hydrel
                  Lithonia Lighting
                  Lithonia Peerless
NSI Export Ltd.                                      Bridgetown, Barbados                        Barbados
NSI Holdings, Inc.                                   Montreal, Quebec, Canada                    Canada
NSI Insurance (Bermuda) Ltd.                         Hamilton, Bermuda                           Bermuda
NSI International Pty Ltd.                           Melbourne, Australia                        Australia
NSI Leasing, Inc.                                    Atlanta, Georgia                            Delaware
NSI Realty, L.P.                                     Atlanta, Georgia                            Texas
NSI Ventures, Inc.                                   Atlanta, Georgia                            Delaware
Productos Lithonia Lighting de
              Mexico, S.A. de C.V.                   Monterrey, Nuevo Leon                       Mexico
Produits de Maintenance et de Proprete
              Industrielle SARL                      Nogent-le-Roi, France                       France
Selig Company of Puerto Rico, Inc.                   Atlanta, Georgia                            Puerto Rico
South Insulation Co., Inc.                           Dallas, Texas                               Texas
The Austphane Trust
Unique Lighting Solutions Pty Ltd.                   New South Wales, Australia                  Australia
ZEP Belgium S.A.                                     Brussels, Belgium                           Belgium
ZEP Europe B.V.                                      Bergen op Zoom, Holland                     Netherlands
ZEP FRANCE S.A.R.L                                   Nogent-le-Roi, France                       France
Zep Industries S.A.S.                                Nogent-le-Roi, France                       France
Zep Industries, S.A. (formerly Zep S.A.)             Bern, Switzerland                           Switzerland
Zep Industries B.V. (formerly Chemical Specialties)  Bergen op Zoom, Holland                     Netherlands
Zep International Pty Ltd.                           Melbourne, Australia                        Australia
Zep Italia S.r.l.                                    Aprilia, Italy                              Italy
Zep Kem Italia S.r.l.                                Aprilia, Italy                              Italy
Zep Manufacturing B.V.                               Bergen Op Zoom, Holland                     Netherlands